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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20543


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported) August 2, 2002


                           Commission File No. 1-11706


                         CARRAMERICA REALTY CORPORATION
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             (Exact name of registrant as specified in its charter)


            Maryland                                   52-1796339
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 (State or other jurisdiction of                    (I.R.S. Employer
  incorporation or organization)                 Identification Number)


                   1850 K Street, N.W., Washington, D.C. 20006
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               (Address or principal executive office) (Zip code)

       Registrant's telephone number, including area code: (202) 729-1700
                                                           --------------

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                         CarrAmerica Realty Corporation
                                    Form 8-K

Item 7 Financial Statements and Exhibits

       (c)  Exhibits

            Exhibits
            Number

            99.1 Press Release, August 2, 2002 entitled "Supplemental Operating and Financial Data" furnished hereunder in accordance with
                  Item 9 of this report.

Item 9 Regulation FD Disclosure

     Attached hereto as Exhibit 99.1 is a copy of certain Supplemental Information included on the Company's website as of August 2, 2002.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 2, 2002


CARRAMERICA REALTY CORPORATION


By: /s/ Stephen E. Riffee
    --------------------------
    Stephen E. Riffee
    Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit
Number

99.1 Supplemental Operating and Financial Data for the Quarter Ended June 30, 2002.

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